SUBSCRIPTION AGREEMENT
SIGNATURE PAGE FOR CORPORATIONS, TRUSTS, PARTNERSHIPS OR RETIREMENT PLANS

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the 2nd day of December, 2009.

Total Number of Shares Subscribed for: 33,333,333

Total Purchase Price: $200,000

[signature]
(Signature of Subscriber)

Granite Financial Group, LLC
(Print Name of Subscriber)

135 Liverpool Drive, Suite 200
Cardiff, CA 92007
(Address)

858-509-8800
(Telephone Number)

(Social Security Number)

12-2-09
(Date)

20-3484527
(Federal Employer Identification Number or Other Tax Identification Number)

The undersigned hereby tenders to, the amount above indicating the number of Shares American Scientific Resources, Inc. subscribed for. Checks should be made payable to American Scientific Resources, Inc. Wire transfer information is available upon request.

American Scientific Resources, Inc.

inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and sale of the Shares.

(c) **Risks.** Subscriber recognizes that the purchase of Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of the entire investment.

(d) **Accredited Investor Status.** Subscriber represents that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, amended (the "Securities Act"). Specifically, the Subscriber is (check appropriate items):

_________ (i) A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act);

✓ (ii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_________ (iii) An insurance company (as defined in Section 2(13) of the Securities Act);

_________ (iv) An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act");

_________ (v) A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958;

_________ (vi) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its subdivisions for the benefit to its employees, which plan has total assets in excess of $5,000,000;

_________ (vii) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a "Plan Fiduciary", as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser;

_________ (viii) An employee benefit plan within the meaning of ERISA having total assets in excess of $5,000,000;

_________ (ix) A self-directed employee benefit plan within the meaning of ERISA, with investment decisions made solely by persons who are accredited investors as defined in Rule 501(a) of Regulation D;

_________ (x) A business development company (as defined in Section 2(a)(48) of the Investment Company Act) or a private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940);

_________ (xi) A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (tax exempt organization), not formed for the specific purpose of acquiring the Shares having total assets in excess of $5,000,000;

_________ (xii) Any executive officer or director of the Company;

_________ (xiii) An individual having an individual net worth or a joint net worth with spouse at the time of purchase in excess of $1,000,000;

_________ (xiv) An individual whose net income was in excess of $200,000 in each of the two most recent years, or whose joint income with spouse was in excess of $300,000 in each of those years, and who reasonably expects his net income to reach such level in the current year;

_________ (xv) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Shares whose purchase is directed by a sophisticated person (i.e., person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of any securities); or

___✓___ (xvi) Any entity in which all of the entity owners are "accredited investors."

(e) **Subscriber's Financial Experience.** Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company or, if he or she has utilized the services of a purchaser representative, together with such representative, are sufficiently experienced in financial and business matter to be capable of evaluating the merits and risks of an investment in the Company.

(f) **Suitability of Investment.** Subscriber has evaluated the merits and risks of Subscriber's proposed investment in the Company, including those risks particular to Subscriber's situation, and has determined that this investment is suitable for Subscriber. Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber's investment. Further, Subscriber will continue to have, after making an investment in Shares, adequate means of providing for Subscriber's current needs, the needs of those dependent on Subscriber, and possible personal contingencies. Subscriber specifically represents that he or she has a net worth at least five times greater than the investment made herein.